SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 15, 2019

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On March 15, 2019 Berkshire Hathaway Finance Corporation (“BHFC”) issued $750,000,000 aggregate principal amount of its 4.250% Senior Notes due 2049 (the “Notes”) under a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), filed with the Securities and Exchange Commission (the “Commission”) on January 28, 2019 (Registration No. 333-229396) (the “Registration Statement”). The Notes, which are fully and unconditionally guaranteed by Berkshire Hathaway Inc. (“Berkshire”), were sold pursuant to an underwriting agreement entered into on January 3, 2019, by and between (a) BHFC and Berkshire and (b) Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC. The Notes have identical terms, are fungible with and are part of a single series of senior debt securities with the $1,250,000,000 aggregate principal amount of the Company’s outstanding 4.250% Senior Notes due 2049.

The Notes were issued under an Indenture, dated as of January 26, 2016, by and among Berkshire, as issuer and guarantor, BHFC, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”) and an officers’ certificate dated as of January 11, 2019 by BHFC with respect to the Notes (the “Officers’ Certificate”).

The relevant terms of the Notes and the Indenture are further described under the caption “Description of the Notes and Guarantees” in the prospectus supplement relating to the Notes, dated March 6, 2019, filed with the Commission by Berkshire on March 8, 2019, pursuant to Rule 424(b)(2) under the Securities Act and in the section entitled “Description of the Debt Securities” in the base prospectus relating to debt securities of BHFC, dated January 28, 2019, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of the Registration Statement and is incorporated herein by reference. A copy of the Officers’ Certificate is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The descriptions of the Indenture, the Officers’ Certificate and the Notes in this report are summaries and are qualified in their entirety by the terms of the Indenture, the Officers’ Certificate and the Notes, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated March 6, 2019, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of January 26, 2016, by and among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-229396) filed with the Commission on January 28, 2019).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of January 11, 2019, including the form of Berkshire Hathaway Finance Corporation’s 4.250% Senior Notes due 2049 (incorporated by reference to Exhibit 4.2 of Berkshire’s Form 8-K filed with the Commission on January 11, 2019).

5.1	Opinion of Munger, Tolles & Olson LLP, dated March 15, 2019, with respect to the Notes.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 15, 2019	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg

By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement, dated March 6, 2019, by and between (a) Berkshire Hathaway Finance Corporation and Berkshire Hathaway Inc. and (b) Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of January 26, 2016, by and among Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-229396) filed with the Commission on January 28, 2019).

4.2	Officers’ Certificate of Berkshire Hathaway Finance Corporation, dated as of January 11, 2019, including the form of Berkshire Hathaway Finance Corporation’s 4.250% Senior Notes due 2049 (incorporated by reference to Exhibit 4.2 of Berkshire’s Form 8-K filed with the Commission on January 11, 2019).

5.1	Opinion of Munger, Tolles & Olson LLP, dated March 15, 2019, with respect to the Notes.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).